UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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 FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 5, 2017

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Stanley Black & Decker, Inc.
(Exact name of registrant as specified in its charter)
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Connecticut	1-5224	06-0548860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Stanley Drive, New Britain, Connecticut		06053
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (860) 225-5111
Not Applicable
Former name or former address, if changed since last report
 _________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On January 5, 2017, Stanley Black & Decker, Inc. issued a press release announcing that it had entered into an agreement to purchase the Craftsman brand from Sears Holdings. A copy of the press release is attached hereto as Exhibit 99.1.
On January 5, 2017, Stanley Black & Decker, Inc. made a presentation to investors regarding the agreement to purchase the Craftsman brand from Sears Holdings. A copy of that presentation is attached hereto as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits.
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits
99.1 Stanley Black & Decker, Inc. press release, dated January 5, 2017.
99.2 Stanley Black & Decker, Inc. investor presentation, dated January 5, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stanley Black & Decker, Inc.

January 5, 2017	By:	/s/ Bruce H. Beatt
	Name:	Bruce H. Beatt
	Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Stanley Black & Decker, Inc. press release, dated January 5, 2017.

99.2	Stanley Black & Decker, Inc. investor presentation, dated January 5, 2017.